ALLIED WORLD
ASSURANCE COMPANY

BERMUDA EUROPE HONG KONG SINGAPORE USA

Investor Presentation 2 Quarter 2013 Exhibit 99.1 nd

This presentation contains certain statements, estimates and forecasts with respect to future performance and events.  These statements, estimates and forecasts are "forward-looking statements".  In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as "may,"
“might,” “will," “should,” "expect," “plan,” "intend," "estimate," "anticipate," "believe,” “predict,”
“potential” or "continue" or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business.  These statements are only predictions based on our current expectations and projections about future events.  There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements. As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct.  In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this presentation might not occur.  Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements that may be made from time to time.  We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Forward-Looking Statements & Safe Harbor

Agenda

Executive Summary
Executive Summary
Operating Segments
Operating Segments
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Conclusion
Conclusion
Appendix
Appendix

Allied World’s Franchise
Specialty property and casualty insurer and reinsurer with
niche businesses and significant geographic reach
Experienced executive management team with a strong risk
management culture
Total return investment philosophy
Excellent capitalization with active capital management
Highly Rated – “A” (Excellent) by A.M. Best, “A” (Strong) by
S&P, “A2” (Good) by Moody’s and
“A+”
(Good) by Fitch
Industry leading results and value creation

Niche
specialty insurance and reinsurance
products offered across a global platform
with operations in the U.S., Bermuda,
Lloyd’s, Europe, Hong Kong and Singapore
Emphasis on insurance and
casualty lines
with opportunistic
reinsurance and property capabilities
Customer focus
Moving closer to clients
Demonstrated expertise in markets in
which we underwrite
A “go to” market for targeted lines and
industry verticals such as healthcare and
real estate/construction
Allied World – A Niche Mix of Specialty Lines
We are a leading specialist insurance company with a broad range of product offerings, global capabilities and a significant U.S. focus

Specialty
Reinsurance
7%
Inland Marine
1%
Property
Reinsurance
14%
General
Property
10%
Casualty
Reinsurance
14%
General
Casualty
18%
Healthcare
14%
Professional
Liability
17%
Other
5%
Total TTM at June 30, 2013 GPW: $ 2,603M
65% Insurance / 35% Reinsurance
75% Casualty / 25% Property

2007 GPW: $1,506M
In response to the changing macro economic environment, Allied World has transformed itself since 2007
Total TTM at June 30, 2013 GPW: $2,603M
Allied World 2007 Allied World Today
Reduced dependence on Bermuda
large account excess business
U.S. segment has increased
significantly with focus on small and
middle market account primary and
specialty business
Reinsurance segment has strong U.S.
presence and is growing internationally
Experienced Management: Shifting the Business Focus
International
Insurance
52%
U.S.
Insurance
13%
Reinsurance
35%
U.S.
Insurance
42%
International
Insurance
23%
Reinsurance
35%

o
We focus on total investment return
as a key driver of book value growth,
of which net investment income is
one component
• All investments categorized as
“trading”, with mark to market
flowing through the income
statement
• Similar treatment of cash and
derivatives
• Management incentive focused on
net income
o
We currently maintain a short
duration, overweight credit position
in core fixed income
o
We continue to build out the non-
core portfolio in 2013 including
equity investments through Allied
World Financial Services
o
Emphasis on detailed transparency

Investment Strategy
-
Focused on maximizing total return performance via a diversified portfolio
* Prior to the 2009 move from an “available for sale” portfolio to a trading portfolio, which impacts the presentation of returns from the non-core portfolio.
2009 excludes the impact of adopting ASC 320-10-65.
$7.7
$8.1 $8.5
Portfolio
Size ($Bn)
$6.2 $6.9
$7.5
$8.9 $8.6
$426
$20
$556
$469
$160
$456
$217
$35
Total Investment Return ($MM)
Book Yield vs. Total Return
$136
$298
($8)
$309
($273)
($16)
$179
$77
$301
$286
$244
($61)
$10
$196
($46)
$306
$167
($18)
$142
$90
($15)
$71
($36)
1H 2013 1H 2012
2012 2011 2010
Net investment income Realized gains (losses) Change in unrealized gains (losses)
7.0%
4.9%
4.8%
0.3%
7.7%
4.2%
6.1%
3.3%
2.5%
2.0%
5.5%
2.1%
2.6%
2.2%
1.7%
0.4%
1H 2013 1H 2012 2012 2011 2010
Book yield Total Return
2007
*
2008
*
2009
*
2007
*
2008
*
2009
*

Active Capital Management Improves Shareholder Value

Diluted book value per
share has more than
doubled since 2008
(In millions, except for per share amounts)
* Excludes $243.8 million syndicated loan that was repaid on February 23, 2009.
*
*
$46.05
$59.56
$74.29
$80.11
$92.59
$96.18
$2,916
$3,712
$3,873
$3,947
$4,124
$4,172
$499
$499
$798
$798
$798
$798
$2,417
$3,213
$3,075
$3,149
$3,326
$3,373
-$646 -$682
-$1,475
-$1,658
-$1,975
-$2,088
2008 2009 2010 2011 2012 June 2013
Debt
Diluted Book Value per Share
Shareholder’s Equity
Accumulated Share and Warrant Repurchases & Dividends
Capital Management History
o
Share Repurchases:
•
$1.8 billion of shares and warrants
repurchased since December 2007
•
$311 million remaining capacity in
share repurchase program as of July
2013
•
Increased the dividend over 30% in
May 2013 to $0.50 per share
•
$293 million of common dividends
since going public in 2006
•
Financial leverage of 19.1% at
June 2013
o
Dividends:
o
Conservative Capital Position:

Growth in book value per share calculated by taking change in book value per share from June 30, 2008 through June 30, 2013 adjusted for dividends. Diluted book value per share used when available.
* Includes dividend of $0.50 per share declared in Q2 2013.
Source: SNL Financial

Peer Average = 60.0%
Five Year Growth in Book Value per Share
July 2008 – June 2013
Superior Value Creation
Allied
World*
ProAssurance Arch Markel RLI HCC W.R. Berkley Endurance Navigators Axis Aspen Hanover Argo OneBeacon
125.8%
107.7%
92.1%
79.0%
74.8%
68.2%
55.5%
53.5%
52.7%
42.7%
42.0%
37.5%
68.3%
5.5%

Quarterly Highlights – Second Quarter 2013
Strong underwriting profitability, led by our sixth consecutive quarter of double digit top line growth, drove operating results

• Underwriting income of $87 million for quarter, up 36% from prior period
o
Combined ratio of 82.8%
o
Expense ratio of 28.6%
• Gross premiums written of $765 million for quarter, up 18% from prior period
o
U.S. Insurance gross premiums written increased $41 million, up 16%
o
International Insurance gross premiums written increased $9 million, up 5%
o
Reinsurance gross premiums written increased $68 million, up 34%
• Book value per share was largely flat from the first quarter of 2013 at $96.18, an increase of 9% over Q2 2012.

Agenda

Executive Summary
Executive Summary
Operating Segments
Operating Segments
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Conclusion
Conclusion
Appendix
Appendix

U.S. Insurance Segment
- A small and middle-market, U.S.- based specialty franchise with niche product offerings
• Direct property and casualty insurance for
small and middle-market, non-Fortune 1000
companies
• Industry verticals strategy
o
Focused on servicing products in select
industry classes, including healthcare, private /
non-profit, and public entity / construction
• Specialty product capabilities
o
Defense Base Act approved underwriter,
surety, primary construction, environmental,
inland marine and M&A capabilities
• 10 branch offices in strategic locations
throughout the U.S.
• Admitted and excess & surplus lines (E&S)
capabilities in all 50 states
• Increased access to attractive small account
primary business
Allied World U.S. Insurance

Total TTM at June 30, 2013 GPW: $1,087M
Inland Marine
3%
Programs
5%
Environmental
3%
M&A
1%
Primary
Construction
1%
Primary General
Casualty
13%
D&O
Private
7%
D&O Public
7%
E&O
10%
Excess General
Casualty
15%
General
Property
9%
Healthcare
26%

Allied World International

International Insurance Segment
- A targeted global presence
Total TTM at June 30, 2013 GPW: $598M
SME
1%
Trade Credit
5%
General
Property
27%
Healthcare
14%
General
Casualty
23%
Professional
Lines
30%
• Lloyd’s Syndicate 2232
o
Association with Lloyd’s enhances Allied
World’s brand recognition
o
Increases access to Latin America and Asia-
Pacific region
o
Offers individual risk products
• MGA business initiated in targeted areas
• Offices in Bermuda, Dublin, Hong Kong,
London, Singapore and Switzerland position
the company to meet developing
opportunities
o
Trade credit and political risk
o
International healthcare
o
Small-to-medium enterprises (SME
Professional)
• Specialty product capabilities:

Opportunistic and flexible approach to
respond to dynamic market opportunities
U.S. operation has improved access to
U.S. regional business and strengthened
local relationships
Strategic Bermuda Platform
Miami, Singapore, and Swiss offices and
Lloyd’s Syndicate 2232 increase global
reach
Reinsurance Segment
- Flexibility to take advantage of opportunities as they arise
Allied World Reinsurance
North American
Property
7%
Professional Liability
6%
Global Marine,
Aerospace & Crop
15%
General Casualty
20%
Global Property
7%
Global CAT
13%
North American CAT
21%
Specialty
5%
Global Casualty
6%
Total TTM at June 30, 2013 GPW: $918M
Expansion into newer lines including
crop and hail
Partnership with Aeolus Capital
Management
Property reinsurance capabilities that focus
on small and medium account regional
carriers
Property catastrophe, property per risk,
workers’ compensation catastrophe,
accident & health and specialty casualty

Agenda

Executive Summary
Executive Summary
Operating Segments
Operating Segments
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Conclusion
Conclusion
Appendix
Appendix

Operating Results 1H 2013 1H 2012 2012 2011 2010 2009
Net Income $157 $315 $493 $275 $665 $607
Operating Income $188 $179 $203 $184 $398 $538
Net Income Return on Average Equity 9.4% 19.6% 15.3% 8.9% 21.9% 22.6%
Operating Return on Average Equity 11.2% 11.1% 6.3% 6.0% 13.1% 20.0%
Combined Ratio 83.9% 85.2% 94.5% 95.9% 84.9% 76.1%
Cash Flow from Operations $134 $302 $629 $548 $451 $668
Total Financial Statement Portfolio Return 0.4% 2.6% 5.5% 2.0% 6.1% 7.9%
Ending Diluted Book Value per Share $96.18 $88.24 $92.59 $80.11 $74.29 $59.56
Growth in Diluted Book Value per Share 3.9% 10.2% 15.6% 7.8% 24.7% 29.3%
Allied World has reported consistently strong results despite a competitive landscape, financial turbulence and catastrophe activity

($ in millions, except per share amounts)
Financial Highlights

Expense Ratio Declining as We Build Scale
Note: GAAP expense ratio
*Peer average includes ACGL, AGII, AHL, AXS, ENH, HCC, MKL, NAVG, OB, PRA, RLI, THG and WRB.
Source: SNL Financial
Allied World expanded global operations,
including: the build-out of the U.S. platform,
the acquisition of Darwin, the establishment
of a U.S. reinsurance company and the
opening of Lloyd's Syndicate 2232
30.1%
30.4%
32.1%
33.6%
33.7%
34.2%
34.5%
22.5%
26.7%
30.2%
32.8%
30.1%
29.4%
29.3%
2007 2008 2009 2010 2011
2012
1H 2013
Allied World Peer Average*

Net Premiums Earned Five-year CAGR

ALLIED WORLD ASSURANCE COMPANY

Growth Balanced With Underwriting Profitability
-Consistent performance despite a presence in varied lines of business
Five Year Performance
Average Combined Ratio vs. Growth in Net Premiums Earned
* ProAssurance not shown on chart (five year Average Combined Ratio of 62.5% with net premiums earned five-year
CAGR of 2.4% from July 2008 through June 2013).
Source: SNL Financial
15%
10%
5%
0%
(5%)
(10%)
80.0% 85.0% 90.0% 95.0% 100.0% 105.0%
RLI
HCC
Arch
Axis
Aspen
W.R. Berkley
Endurance
Navigators
Markel
Hanover
Argo
Allied World
OneBeacon
5 Year Average Combined Ratio

Underwriting performance has been strong since our inception
(1) Pro-forma including Darwin development since inception.
(2) Case incurred ratios by year are not directly comparable to our financial statements as reinsurance case incurred losses shown above are on a treaty year basis.

Historical Loss Ratios Through June 2013 ($MM)
(1)
(2)
Strong Underwriting Results
AY 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 CY Total
CY Original Loss Ratio 70.1% 65.3% 75.9% 103.1% 59.6% 58.4% 55.6% 45.9% 52.0% 65.8% 65.1% 54.6%
Prior Year Development 0.0% -4.9% -5.8% -3.6% -8.2% -10.2% -24.2% -18.8% -23.0% -17.4% -9.7% -9.5%
AY Original Loss Ratio 70.1% 70.1% 81.7% 106.7% 67.7% 68.6% 79.8% 64.7% 75.1% 83.2% 74.9% 64.2%
2002
2003 (56.8) (56.8)
2004 (26.7) (52.7) (79.4)
2005 (8.4) (45.7) 5.6 (48.5)
2006 (16.5) (43.1) (45.3) (8.2) (113.0)
2007 6.2 (33.8) (76.9) (6.2) (26.1) (136.9)
2008 (8.9) (87.9) (100.3) (73.8) (7.8) (33.9) (312.6)
2009 (16.5) (57.2) (118.1) (102.5) 11.6 2.4 32.2 (248.0)
2010 4.4 (10.9) (57.0) (146.7) (54.4) (24.8) (22.6) (1.2) (313.4)
2011 (0.0) (1.3) (22.1) (89.5) (42.3) (68.7) (21.7) (27.9) 20.1 (253.5)
2012 4.4 (3.5) (9.1) (11.1) (81.7) (90.9) (34.9) (7.9) 11.1 53.4 (170.3)
2013 6.8 (0.8) (6.5) (10.8) (10.9) (25.5) (31.0) (3.2) (14.9) 5.1 (0.8) (92.5)
Subsequent Development (112.2) (336.8) (429.6) (448.9) (211.6) (241.5) (78.1) (40.2) 16.2 58.5 (0.8) (1,825.0)
Loss Ratio Points -25.8% -28.8% -31.3% -33.1% -15.3% -18.0% -6.1% -3.1% 1.2% 4.0% 0.0%
AY Developed 44.2% 41.4% 50.4% 73.6% 52.4% 50.5% 73.8% 61.6% 76.2% 87.2% 74.8% 64.2%
Cat Losses 16.3% 27.8% 9.3% 5.8% 19.7% 10.1%
AY Developed EX Cat Losses
44.2% 41.4% 34.1% 45.9% 52.4% 50.5% 64.5% 61.6% 70.5% 67.5% 64.7% 64.2%
Case Incurred through 2013 Q2 42.2% 34.1% 46.4% 61.6% 40.7% 41.4% 53.8% 33.3% 49.7% 45.7% 33.2% 8.3%
Remaining IBNR / EP Ratio @ 2013 Q2 2.0% 7.3% 4.0% 12.0% 11.7% 9.1% 19.9% 28.4% 26.5% 41.6% 41.7% 55.8%

June 30, 2013 Total: $4.5 B
• Net reserves about 4.1% above mid-point of range at
June 30, 2013
• $1.8 billion net favorable reserve development since
inception
• 72% of net reserves are IBNR
Net Loss & LAE Reserve Mix at June 30, 2013
Case
U.S. Insurance
10%
IBNR
International
Insurance
27%
Case
International
Insurance
9%
IBNR
Reinsurance
22%
Case
Reinsurance
10%
IBNR
U.S. Insurance
22%
Net Prior Year Reserve Releases* ($MM)
Range of Net Reserves at June 30, 2013 ($MM)

* Pro-forma including Darwin
development since inception
Prudent Reserving Philosophy
U.S. Insurance International Insurance Reinsurance
Low Estimate Carried High Estimate
$1,141
$1,456
$1,644
$1,228
$1,575
$1,788
$1,178
$1,487
$1,699
$113
$137
$313
$248
$313
$254
$170
$81
$92
2006 2007 2008 2009 2010 2011 2012 1H 2012 1H 2013

Investment Portfolio Highlights
Contribution to Total Return Investment Portfolio Composition
In response to the current environment and outlook, we have increased our allocation to investment strategies outside of the core fixed income portfolio
As of June 30, 2013, our investment portfolio consisted of $8.6 billion in cash and invested assets with an average credit quality of AA-.
Core fixed income consists of cash, investment grade U.S. and Non-U.S. government securities, corporate bonds, MBS, ABS and municipal securities.
3.3
3.0
2.7
1.9
2.0
2.0
2.2
100%
75%
50%
25%
0%
2008
2009
2010
2011
2012
Q1 2013 Q2 2013
Core Fixed Income
Bank Loans
Hedge Funds
Private equity (funded)
Duration
AWFS Equity
Equity
Distressed RMBS
High Yield & Non-Dollar
2009 2010 2011 2012 Q1 2013 Q2 2013
(0.9%)
1.3%
5.5%
2.0%
6.1%
7.7%
1.0%
6.7%
5.4%
0.7%
2.9%
(0.9%)
4.1%
1.0%
0.3%
0.3%
(1.2%)
1.4%
Return from Non-Core Strategy
Return from Fixed Income Strategy

Peer Comparisons – Net Income ROE
Source: SNL Financial

Five Year Average Quarterly Annualized Net Income ROE
July 2008 – June 2013
Peer Average = 8.0% Peer Average = 8.0%
Allied
World
ProAssurance Arch RLI HCC W.R. Berkley Axis Endurance Aspen Markel Hanover Argo OneBeacon Navigators
13.8%
13.5%
13.5%
12.6%
10.6%
9.6%
8.2%
7.8%
6.5%
6.0%
4.7%
4.5%
3.5%
3.1%

Agenda
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance

Executive Summary
Executive Summary
Operating Segments
Operating Segments
Financial Highlights
Financial Highlights
Conclusion
Conclusion
Appendix
Appendix

Strong growth in underwriting income from niche businesses
•
Gross premiums increasing in each operating segment
Historically strong returns
•
Combined ratio compares favorably to peers
•
Expense ratio remains at or below 30%
Solid investment returns
Active capital management
Industry leading value creation
Current valuation is attractive given the company’s historical performance and strong position to capitalize on market opportunities
Conclusion

Growth in book value per share calculated by taking change in book value per share from June 30, 2008 through June 30, 2013 adjusted for dividends. Diluted book value per share used when available.
Five Year Growth in Book Value per Share (through June 2013)
vs.
Price to Book Value @ August 8, 2013

Conclusion
-
Allied World is attractively valued given its demonstrated ability to grow book value
2.3x
2.0x
1.8x
1.5x
1.3x
1.0x
0.8x
0.5x
0% 15% 30% 45% 60% 75% 90% 105% 120% 135%
Allied World
ProAssurance
Arch
RLI
W.R. Berkley
HCC
Markel
Axis
Endurance
Navigators
Aspen
Hanover
Argo
OneBeacon
Five Year Growth in Diluted Book Value Per Share

Agenda
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Appendix
Appendix

Executive Summary
Executive Summary
Operating Segments
Operating Segments
Financial Highlights
Financial Highlights
Conclusion
Conclusion

Non-GAAP Financial Measures

In presenting the company's results, management has included and discussed in this presentation certain non generally accepted accounting principles ("non-GAAP")
financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles ("U.S. GAAP").
"Operating income" is an internal performance measure used in the management of the company’s operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss and other non-recurring items. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss, and other non-recurring items from the calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. The company has excluded from operating income the termination fee received from Transatlantic Holdings, Inc. in 2011 as this is a non-recurring item.
In addition to presenting net income determined in accordance with U.S. GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of the company’s financial information to more easily analyze our results of operations and underlying business performance. Operating income should not be viewed as a substitute for U.S. GAAP net income.
The company has included "diluted book value per share" because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns.
"Annualized net income return on average shareholders' equity" ("ROAE") is calculated using average shareholders’ equity, excluding the average after tax unrealized gains (or losses) on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements U.S.
GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
"Annualized operating return on average shareholders' equity" is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments.
Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized net income return on average shareholders' equity explanation above.
See slides 28 - 30 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable U.S. GAAP measures.

Non-GAAP Financial Measures - Reconciliations
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED OPERATING INCOME RECONCILIATION
(Expressed in thousands of United States dollars, except share and per share amounts)
Quarter Ended June 30, Six Months Ended June 30,
2013 2012 2013 2012
Net (loss) income $ (1,862) $ 96,351 $ 157,130 $ 314,507
Add after tax effect of:
Net realized investment losses (gains) 104,897 (8,014) 27,555 (134,584)
Foreign exchange loss (gain) 490 (1,019) 3,008 (1,100)
Operating income $ 103,525 $ 87,318 $ 187,693 $ 178,823
Weighted average common shares outstanding:
Basic 34,422,553 36,288,596 34,517,552 36,746,881
Diluted 35,136,296 37,189,722 35,316,595 37,395,559
Basic per share data:
Net (loss) income $ (0.05) $ 2.66 $ 4.55 $ 8.56
Add after tax effect of:
Net realized investment losses (gains) 3.05 (0.22) 0.80 (3.66)
Foreign exchange loss (gain) 0.01 (0.03) 0.09 (0.03)
Operating income $ 3.01 $ 2.41 $ 5.44 $ 4.87
Diluted per share data:
Net (loss) income $ (0.05)* $ 2.59 $ 4.45 $ 8.41
Add after tax effect of:
Net realized investment losses (gains) 2.99 (0.22) 0.78 (3.60)
Foreign exchange loss (gain) 0.01 (0.02) 0.08 (0.03)
Operating income $ 2.95 $ 2.35 $ 5.31 $ 4.78
*
* Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share. There were no common share equivalents included in calculating diluted earnings per share as there was a net loss and any additional shares would be anti-dilutive.

Non-GAAP Financial Measures - Reconciliations

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED ANNUALIZED RETURN ON SHAREHOLDERS' EQUITY RECONCILIATION
(Expressed in thousands of United States dollars, except for percentage information)
Quarter Ended June 30, Six Months Ended June 30,
2013 2012 2013 2012
Opening shareholders' equity $ 3,431,963 $ 3,245,821 $ 3,326,335 $ 3,149,022
Deduct: accumulated other comprehensive income — (2,325) — (14,484)
Adjusted opening shareholders' equity 3,431,963 3,243,496 3,326,335 3,134,538
Closing shareholders' equity $ 3,373,229 $ 3,283,901 $ 3,373,229 $ 3,283,901
Deduct: accumulated other comprehensive income — (1,414) — (1,414)
Adjusted closing shareholders' equity 3,373,229 3,282,487 3,373,229 3,282,487
Average shareholders' equity $ 3,402,596 $ 3,262,992 $ 3,349,782 $ 3,208,513
Net (loss) income available to shareholders $ (1,862) $ 96,351 $ 157,130 $ 314,507
Annualized net (loss) income available to shareholders (7,448) 385,404 314,260 629,014
Annualized return on average shareholders' equity -
net (loss) income available to shareholders (0.2%) 11.8% 9.4% 19.6%
Operating income available to shareholders $ 103,525 $ 87,318 $ 187,693 $ 178,823
Annualized operating income available to shareholders 414,100 349,272 375,386 357,646
Annualized return on average shareholders' equity -
operating income available to shareholders 12.2% 10.7% 11.2% 11.1%

Non-GAAP Financial Measures - Reconciliations

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED  DILUTED BOOK VALUE PER SHARE RECONCILIATION
(Expressed in thousands of United States dollars, except share and per share amounts)
As of As of As of
June 30, December 31, June 30,
2013 2012 2012
Price per share at period end $ 91.51 $ 78.80 $ 79.47
Total shareholders’ equity $ 3,373,229 $ 3,326,335 $ 3,283,901
Basic common shares outstanding 34,175,831 34,797,781 35,942,964
Add: unvested restricted share units 83,730 135,123 185,809
Add: performance based equity awards 270,853 485,973 510,530
Add: employee purchase plan 10,622 10,750 -
Add: dilutive options outstanding 1,111,266 1,224,607 1,365,245
Weighted average exercise price per share $ 47.65 $ 47.02 $ 46.04
Deduct: options bought back via treasury method (578,610) (730,652) (790,888)
Common shares and common share equivalents outstanding
35,073,692 35,923,582 37,213,660
Basic book value per common share $ 98.70 $ 95.59 $ 91.36
Diluted book value per common share $ 96.18 $ 92.59 $ 88.24
Year-to-date percentage change in basic book value per common share 3.3% 4.6%
Year-to-date percentage change in dilutive book value per common share 3.9% 4.9%